UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 12, 2020

PARK NATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Ohio	1-13006	31-1179518
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

50 North Third Street,	P.O. Box 3500,	Newark,	Ohio	43058-3500
(Address of principal executive offices) (Zip Code)

(740)	349-8451
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, without par value	PRK	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
        Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 - Regulation FD Disclosure.

On August 12, 2020, Park National Corporation (“Park”) posted an investor presentation to Park’s website, www.parknationalcorp.com within the Corporate Profile documents. The information included in the investor presentation provides an overview of Park’s recent operating performance, financial condition and business strategy. Park intends to use this investor presentation from time to time when Park’s executive officers interact with shareholders, analysts and other third parties. A copy of Park’s investor presentation is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 included herewith is being “furnished” and will not, except to the extent required by applicable law or regulation, be deemed “filed” by Park for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of Section 18, nor will any of such information or exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 - Financial Statements and Exhibits.

(a) through (c) Not applicable.

(d) Exhibits:

The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Investor Presentation
104	Cover Page Interactive Data File (the cover page Inline XBRL tags are imbedded within the Inline XBRL document)

[Remainder of page intentionally left blank;
signature page follows.]

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARK NATIONAL CORPORATION

Dated: August 12, 2020	By:	/s/ Brady T. Burt
Brady T. Burt
Chief Financial Officer, Secretary and Treasurer

3